Exhibit 99.1

Manitex International, Inc.

Corporate Presentation

(NASDAQ: MNTX)

December 2013

Focused manufacturer of engineered lifting equipment

Forward Looking Statements & Non-GAAP Measures

Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as

“anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company’s future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company’s filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s Third Quarter 2013 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.

Focused manufacturer of engineered lifting equipment

12/4/2013

Nasdaq: MNTX

2

Company Snapshot

Manitex

International, Inc.

Global provider of highly specialized and custom configured cranes Sell materials and container handling equipment through dealerships

Niches

Served

Energy exploration and field development (includes Canadian oil sands and recent oil and natural gas initiatives throughout U.S.) Power line construction Military Railroads Ports Government/agency

Company Origin

Launched as a private company in 2003 Publicly traded on NASDAQ: MNTX Steady organic growth Industry consolidator: acquired seven branded product lines since going public in 2006

Focused manufacturer of engineered lifting equipment

12/4/2013

Nasdaq: MNTX

3

#44 on Forbes Best Small Companies List for Two Consecutive Years: 2012 & 2013

Forbes

America’s Best

Small Companies

According to Forbes, this list compiles “an annual ranking of America’s Best Small Companies that have experienced strong growth over the past five years. The 2012 list highlights public companies with sales under $1 billion, which are ranked based on return on equity, sales growth and earnings growth over the past year and the past five years.” Forbes methodology factored in stock performance versus each company’s peer group during the last 12 months.

Focused manufacturer of engineered lifting equipment

12/4/2013

Nasdaq: MNTX

4

Financial Summary

Key Statistics

Stock Price (at 11/29/13) Market Cap (at 11/29/13)

Total Ent. Value (11/29/13) 2012 Revenue 2012 Net Income 2012 EBITDA Ticker / Exchange

$13.32 $183.3M $231.4M $205.2M $8.1M $18.0M

MNTX/NasdaqCM

Capitalization

Basic Shares O/S (at 11/5/13) 13.8M Diluted Shares O/S (at 11/5/13) 13.8M Total Debt (at 9/30/13) $51.2M

Outlook for 2013 full year revenue growth of 20% to approx. $245m

$000, except % 2008 2009 2010 2011 2012

Revenues $106,341 $55,887 $95,875 $142,291 $205,249

Gross Margin (%) 16.4% 20.0% 24.3% 20.6% 19.7%

EBITDA $5,416 $1,982 $8,676 $11,120 $17,957

EBITDA Margin (%) 5.1% 3.5% 9.0% 7.8% 8.7%

Net income $1,799 $3,639(1) $2,109 $2,780 $8,077

Backlog $15,703 $22,122 $39,905 $83,700 $130,352

(1)	2009 GAAP Net Income includes gain on bargain purchase of $3,815

Focused manufacturer of engineered lifting equipment

12/4/2013

Nasdaq: MNTX

5

Product Overview

Manitex

- Engineered lifting equipment
- Manitex boom trucks
- SkyCrane aerial platforms
- Sign cranes





MANITEX LIFTKING

- RT forklifts
- Special mission-oriented vehicles
- Carriers
- Heavy material handling
- Transporters & steel mill equipment





BADGER EQUIPMENT COMPANY

- Specialized earthmoving, railroad and material handling equipment since 1945
- Has built ~ 10,000 units since 1945





FERRARI

- Manufacturer of container handling equipment for the global port & inter-modal sectors
- Products: reach stackers, laden and unladen container forklifts & straddle carriers





Focused manufacturer of engineered lifting equipment

MANITEX

12/4/2013 Nasdaq: MNTX 6

New Product Overview: 70 ton Manitex TC700

Enters the global truck crane market with competitive price point and benefits of a commercial chassis CE compliant for international markets Concept developed collaboratively with customers to meet requirements Orders in hand will commence shipping in second half of the year

Focused manufacturer of engineered lifting equipment

12/4/2013 Nasdaq: MNTX 7

Acquisition of Sabre Manufacturing, LLC

Knox, Indiana-based manufacturer of specialized equipment for liquid storage and containment solutions with a concentrated client base in the energy sector $14M consideration consists of $13M cash and $1M stock Adds to energy sector presence and provides profitable growth opportunity when N America drilling growth recovers

8

Valla Acquisition 11/30/2013

November 30th completed acquisition of Valla SpA, a Piacenza, Italy-based manufacturer of comprehensive line of precision pick and carry cranes with lifting capacities from 2.5 ton to 90 ton. Complements crane offerings and adds depth to product lines. Includes electric and diesel capabilities. Total potential purchase consideration of $1.2M principally earn out based. Valla cranes sold through specialized agents and distributors for a variety of end markets such as petrochemical, construction, aerospace and automotive.

Valla reported 2012 annual revenues of approximately $7.5M and EBITDA of $0.7M.

20 ton electric

36 ton electric

Focused manufacturer of engineered lifting equipment

9

Competitive Positioning

Core Competencies

Strong brand history Acknowledged product development record

International dealers enable us to follow demand Focused on specialized equipment and niche end-markets

Products

Niche markets Broad end-user base

Highly customized/specialized; will configure-to-order Parts and service an important part of business model

Superior ROI

Lower capital commitment for a boom truck vs. competitors’ custom cranes of similar lifting capacity Usually less or no special permitting vs. competitors’ custom cranes of similar lifting capacity

Focused manufacturer of engineered lifting equipment

12/4/2013 Nasdaq: MNTX 10

Lifting Equipment Market Overview

Boom Truck Crane Tonnage Distribution - Market


12%
29%
24%
11%
24%
<17
17>22.9
23>29.9
30>35.9
36>

Boom Truck Crane Tonnage Distribution - Manitex


7%
18%
25%
50%
17>22.9
23>29.9
30>35.9
36>

Market Overview

- Principal products: boom truck cranes that vary in height & tonnage capacity
- Smaller tonnage cranes (<30 tons) more focused on general construction markets; larger cranes (30+ tons) focus on power line construction and energy
- Larger tonnage cranes in higher demand since economic downturn
- Boom truck cranes typically less expensive than rough terrain and all terrain cranes

Manitex Market Position

- Broader market: ~65% of cranes shipped in the smaller tonnage range; ~75% of Manitex shipments have been in larger tonnage
- Focus on being a niche player allows specialization tailored towards customers' needs
- Production distribution skewed toward larger tonnage machines
- First to launch 50-ton crane (May 2007)
- Have developed a series of products around the demand for larger tonnage cranes

Focused manufacturer of engineered lifting equipment

12/4/2013 Nasdaq: MNTX 11

Replacement Parts & Service

Consistent Recurring Revenue

Consistent recurring revenue stream throughout the cycle Spares relate to swing drives, rotating components, and booms among others, many of which are proprietary

Serve additional brands

Service team for crane equipment

Automated proprietary system implemented in principal operations

Focused manufacturer of engineered lifting equipment

12/4/2013 Nasdaq: MNTX 12

Revenue Growth Drivers

Revenues

($ in Millions)

54% CAGR

$55.9

2009

$205.2

2012

Sources of Growth 2009-2012 $ in Millions

Acquisitions Organic

$91.8

$57.5

Pie chart represents the difference / reconciliation between $55.9M & $205.2M

Growth Being Driven by R&D and New Product Innovations

(Pie chart illustrates 2012 revenues)

76%

24%

New Products Introduced 2009-2012

Existing

2009 – 2012

Energy business was less than 10% in 2009, estimated

~ 75% in 2012

R&D budget: up from ~ $1M to ~ $2.5M/year Incremental annual increase of $1M in R&D expected to generate ~ $40M in revenues for 2012

Focused manufacturer of engineered lifting equipment

12/4/2013 Nasdaq: MNTX 13

Investment Highlights

Growth in End Markets	Flexible Operating Model	Growth in Key Financial Metrics	Broad Industry & Geographic Distribution	Experienced Management
• Niche markets with solid demand drivers for products • Increased penetration in oil and gas, power grid and rail industries • Demand in end markets – energy, railroad, and utilities – expected to be consistently strong	• Customer focused design strategy • Diversified product offering • Quickly adaptable to changes in demand • Commitment to innovation, research, & product development • Expected impact from new product launches in 2013	• Nine of last 12 consecutive quarters of backlog growth • Compared to 2011, 2012 revenues +44%, EBITDA +61%, and EPS +183% • Balance sheet strength positionned for growth: Interest coverage of 7.5 times and debt to EBITDA ratio of 2.8 times at 6/30/2013	• End market diversity offsets weak demand in segments • NA represents ~75% of revenue, mitigating concerns of European economic climate • Existing global presence (~20K units worldwide) • International dealer network provides footprint for on-going international growth	• Seasoned senior management: over 70 years of collective industry experience • Successfully integrated multiple acquisitions • Significant management ownership

MANITEX

Focused manufacturer of engineered lifting equipment

12/4/2013

Nasdaq: MNTX

14

Financial Overview

Manitex International, Inc.

September 2013

Focused manufacturer of engineered lifting equipment

12/4/2013 Nasdaq: MNTX 15

Key Figures—Quarterly

$70,000

$60,000

$50,000 nue $40,000 ve Re $30,000 $20,000

$10,000

$0

Revenue EBITDA Net Income

$57,521 $5,624 $2,621

$53,380 $5,349 $2,504

$62,554 $5,513 $2,655

$10,000 $9,000 $8,000 e $7,000 ncom $6,000I $5,000Net

& $4,000 $3,000 EBITDA $2,000 $1,000 $0

Q3-2013 Q3-2012 Q2-2013

USD thousands except as noted Q3-2013 Q3-2012 Q2-2013

Net sales $57,521 $53,380 $62,554

Gross profit 11,201 10,810 12,260 Gross margin % 19.5% 20.3% 19.6% Operating expenses 6,544 6,343 7,656

Net Income 2,621 2,504 2,655

EBITDA 5,624 5,349 5,513

EBITDA % of Sales 9.8% 10.0% 8.8%

Backlog ($ million) $96.7 $125.8 $96.6

Focused manufacturer of engineered lifting equipment

12/4/2013 Nasdaq: MNTX 16

Summary Balance Sheet

$000s 30-Sept-13 31-Dec-12 31-Dec-11 31-Dec-10 31-Dec-09

Current Assets $116,452 $104,777 $71,209 $54,703 $40,147

Fixed Assets 11,379 10,297 11,017 10,659 11,804

Other Long-Term Assets 46,453 36,430 39,365 40,155 42,734

Total Assets $174,284 $151,504 $121,591 $105,517 $ 94,685

Current Liabilities $44,940 $43,351 $30,177 $23,011 $14,569

Long-Term Liabilities 47,238 48,620 44,620 39,232 39,688

Total Liabilities 92,178 91,971 74,797 62,243 54,257

Shareholders’ Equity 82,106 59,533 46,794 43,274 40,428

Total Liabilities & Shareholders’

Equity $174,284 $151,504 $121,591 $105,517 $ 94,685

Focused manufacturer of engineered lifting equipment

12/4/2013 Nasdaq: MNTX 17

Working Capital

$000 Q3 2013 Q4 2012

Working Capital $71,512 $61,426 Days Sales Outstanding (DSO) 50 58 Days Payable Outstanding (DPO) 47 51 Inventory Turns 2.5 3.0 Current Ratio 2.6 2.4 Operating Working Capital $86,014 $74,300 Operating Working Capital % of Annualized LQS 37.4% 32.9%

Working capital increase ($10.1 million) supporting growth with key operating working capital ratios steady Operating working capital % of annualized LQS at 37.4%

Focused manufacturer of engineered lifting equipment

12/4/2013 Nasdaq: MNTX 18

Debt & Liquidity

$000 Q3 2013 Q4 2012

Total Cash $3,078 $1,889

Total Debt 51,245 49,138

Total Equity 82,106 59,533

Net Capitalization 130,273 106,782

Net Debt / Capitalization 37.0% 44.2%

EBITDA 5,624 4,102

EBITDA % of Sales 9.8% 7.3%

N. American revolver facilities, based on available collateral at 9/30/13 was $45 million. N. American revolver availability at 9/30/13 of $17.0 million. $11.5 was utilized in October to repay the balance of term loan.

EBITDA of $5.6 million for Q3-2013: trailing 12 month EBITDA of $19.4 million Debt / EBITDA ratio of 2.6 times and interest cover of 6.9 times. Provides strength for growth.

Focused manufacturer of engineered lifting equipment

12/4/2013 Nasdaq: MNTX 19

Experienced Management Team

Name & Title Experience

David Langevin 20+ years principally with Terex Chairman & CEO

Andrew Rooke 20+ years principally with Rolls Royce, GKN Sinter Metals, President & COO Off-Highway & Auto Divisions

David Gransee Formerly with Arthur Andersen, 15+ years with Eon Labs CFO & Treasurer (formerly listed)

Robert Litchev 10+ years principally with Terex President – Manufacturing Operations

Scott Rolston 13+ years principally with Manitowoc SVP Strategic Planning

Focused manufacturer of engineered lifting equipment

12/4/2013 Nasdaq: MNTX 20

Company Timeline

May 2008: Name changed to Manitex International and listed on Nasdaq (MNTX)

March 2002:

Manitowoc (NYSE:MTW) acquires Grove

January 2003: Manitowoc divests Manitex

July 2006: Manitex

July 2007: VCC merges into Veri-Tek, acquires Noble Intl. (VCC) forklift

December 2009: Acquires

July 2013: Acquires Load King Trailers Sabre Manufacturing LLC

July 2010: CVS Operating Agreement

2006 2007 2008 2009 2010 2011 2012 2013

July 2011: Closes

November 2013: November 2006: Acquisition of CVS

Acquires Valla SpA Veri-Tek October 2008: of Piacenza, Italy Acquires LiftKing Crane & July 2009: Acquires Machinery and Badger Equipment Co.

Schaeff Forklift acquired

Focused manufacturer of engineered lifting equipment

12/4/2013 Nasdaq: MNTX 21

Operating Companies

Brand	Products	End Markets	Drivers
Manitex	• Boom trucks and cranes • Sign cranes • Parts	• Energy exploration • Power transmission • Industrial projects • Infrastructure development	• Strong end market demand for specialized, competitively differentiated products for oil, gas, and energy sectors • Product development
Badger Equipment Company	• Rough terrain cranes • Specialized construction equipment • Parts	• Railroad • Construction • Refineries • Municipality	• Equipment replacement cycle in small tonnage flexible cranes for refinery market • More efficient product offering across end markets
Manitex Liftking	• Rough terrain forklifts • Special mission-oriented vehicles • Custom specialized carriers • Parts	• Military • Utility • Ship building • Commercial	• Steady, profitable growth from both commercial and military application of products
Load King	• Custom trailers • Hauling systems for heavy equipment transport • Parts	• Energy • Mining • Railroad • Commercial construction	• U.S. energy exploration build-out • Oil and gas exploration • General infrastructure construction
Ferrari	• Reach stackers • Container handling forklifts • Parts	• Global container market	• International container market and global trade • Re-establishing customer relationships and select product categories
Manitex Sabre	• Specialized equipment for liquid storage & containment • 8,000-21,000 gallon capacities	• Large client base in energy sector • Petrochemical • Waste management • Oil & gas drilling	• Reputation for quality & innovation • Serves a market of over $1B annually • At acquisition, TTM (3/31/13) revenues ~ $39.1M, adjusted EBITDA ~ $4.5M, EBIT ~ $4.2M

MANITEX

Focused manufacturer of engineered lifting equipment

12/4/2013 Nasdaq: MNTX 22

Operating Companies

Brand

Products End Markets Drivers

• Automotive • Strong end market demand for specialized,

Precision pick & carry cranes Chemical / petrochemical competitively differentiated products

• Industrial projects • Environmental (electric) or hazardous (spark free)

• Infrastructure development developments

• Aerospace • Product development

• Construction

Focused manufacturer of engineered lifting equipment

12/4/2013 Nasdaq: MNTX 23